Exhibit 10.2

FOURTH AMENDMENT

TO THE

THIRD AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT

AND WAIVER

This FOURTH AMENDMENT TO THE THIRD AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT AND WAIVER, dated as of March 25, 2010 (this “Amendment”), is entered into by and among:

(i) CARDINAL HEALTH FUNDING, LLC, a Nevada limited liability company (the “Seller”);

(ii) GRIFFIN CAPITAL, LLC, a Nevada limited liability company (“Griffin”);

(iii) CARDINAL HEALTH 110, INC., a Delaware corporation (“CH-110”);

(iv) CARDINAL HEALTH 411, INC., an Ohio Corporation (“CH-411”);

(v) CARDINAL HEALTH, INC., an Ohio corporation (the “Performance Guarantor”);

(vi) RANGER FUNDING COMPANY LLC (“Ranger”), as a Conduit;

(vii) BANK OF AMERICA, N.A. (“BofA”), as the Related Financial Institution for Ranger and as the Managing Agent for Ranger’s Purchaser Group;

(viii) WINDMILL FUNDING CORPORATION (“Windmill”), as a Conduit;

(ix) THE ROYAL BANK OF SCOTLAND PLC (as successor to ABN AMRO Bank N.V.) (“RBS”), as the Related Financial Institution for Windmill and as the Managing Agent for Windmill’s Purchaser Group;

(x) ATLANTIC ASSET SECURITIZATION LLC (“Atlantic”), as a Conduit;

(xi) CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK NEW YORK BRANCH (f/k/a Calyon New York Branch) (“Credit Agricole”), as the Related Financial Institution for Atlantic and as the Managing Agent for Atlantic’s Purchaser Group;

(xii) VICTORY RECEIVABLES CORPORATION (“Victory”), as a Conduit; and

(xiii) THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH (“BTMUNY”), as the Related Financial Institution for Victory, as Managing Agent for Victory’s Purchaser Group and as the Agent (in such capacity, the “Agent”).

Capitalized terms used but not otherwise defined herein have the respective meanings assigned thereto in the Receivables Purchase Agreement (as defined below).

PRELIMINARY STATEMENTS

WHEREAS, the parties hereto (other than CH-110, CH-411 and the Performance Guarantor) are parties to that certain Third Amended and Restated Receivables Purchase Agreement, dated as of November 19, 2007 (as amended, supplemented or otherwise modified from time to time, the “Receivables Purchase Agreement”);

WHEREAS, on the terms and subject to the conditions set forth herein, (i) the parties to the Receivables Purchase Agreement desire to amend the Receivables Purchase Agreement as set forth in Section 2 below and (ii) the parties hereto desire to grant and/or receive (as applicable) the waivers set forth in Section 1 below; and

WHEREAS, concurrently herewith, (i) the Seller and Griffin are entering into that certain fourth amendment to the Receivables Sale Agreement, (ii) Griffin and CH-110 are entering into that certain third amendment to the Griffin RPA to which CH-110 is a party, (iii) Griffin and CH-411 are entering into that certain first amendment to the Griffin RPA to which CH-411 is a party and (iv) the Performance Guarantor is executing and delivering a Third Amended and Restated Performance Guaranty (the agreements described in clauses (i) through (iv) above, the “Related Amendments”);

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Waiver; Limitations.

The Cardinal Entities have advised the Agent that prior to the date hereof (i) certain Receivables included in the calculation of the Net Receivables Balance and sold to the Seller under the Receivables Sale Agreement were originated by the Approved Sub-Originators (as defined in Section 2 below) rather than by the Originators, (ii) the sales of such Receivables by such Approved Sub-Originators to the Originators were not memorialized by written sale agreements, (iii) UCC financing statements may not have been filed against such Approved Sub-Originators to perfect the interests of the Originators, Griffin, the Seller or the Agent (on behalf of the Purchasers) in such Receivables or the Related Security therefor and (iv) due to the circumstances described in clauses (i) through (iii) above, such Receivables did not constitute Eligible Receivables. The circumstances described above resulted in breaches of various representations, warranties and covenants of the Cardinal Entities under the Transaction Documents and constitute continuing Amortization Events under the Receivables Purchase Agreement (such breaches and Amortization Events, solely to the extent arising from the circumstances described in the first sentence of this Section 1, the “Subject Events”). The Cardinal Entities have requested the waivers described in clause (a) below.

(a) Waivers. On the terms and subject to the conditions set forth herein (including, without limitation, the limitations set forth in clauses (b) through (c) below):

(i) the Agent, Conduits, Managing Agents and Financial Institutions hereby waive the occurrence of the Subject Events under the Receivables Purchase Agreement;

(ii) each of the Agent and the Seller hereby waives the occurrence of the Subject Events under the Receivables Sale Agreement;

(iii) each of the Agent and the Seller hereby waives the occurrence of the Subject Events under the Performance Guaranty; and

(iv) each of the Agent, Seller and Griffin hereby waives the occurrence of the Subject Events under the Griffin RPAs.

Each of the parties hereto consents to the waivers granted pursuant to this clause (a). Each of the parties granting a waiver pursuant to clause (i), (ii), (iii) or (iv) above, as applicable, is hereinafter referred to as a “Waiving Party”.

(b) General Limitations. Notwithstanding anything to the contrary herein or in the Transaction Documents, by executing this Amendment, none of the Waiving Parties is now waiving, nor have any of them agreed to waive in the future, the breach of (or any rights and remedies related to the breach of) any provisions of any Transaction Document, other than as expressly set forth in clause (a) above. Without limiting the generality of the foregoing, none of the Waiving Parties is now waiving, nor have any of them agreed to waive in the future, any Termination Event (as defined under the Receivables Sale Agreement) or Amortization Event, in either case, occurring after the date hereof. For the avoidance of doubt, no Waiving Party is hereby waiving or agreeing to waive in the future any event or circumstance similar to the Subject Events that occurs after giving effect to this Amendment or any of their respective rights or remedies in respect thereof under the Transaction Documents, applicable law or otherwise.

(c) No Waiver of Indemnification, Etc. Without limiting the generality of the foregoing and for the avoidance of doubt, none of the Waiving Parties is hereby waiving or releasing, nor have any of them agreed to waive or release in the future, any right or claim to indemnification or reimbursement by, or damages from the Cardinal Entities or any Affiliate thereof under any Transaction Document, including without limitation, for any liability, obligation, loss, damage, penalty, judgment, settlement, cost, expense or disbursement resulting or arising directly or indirectly from any Subject Event or otherwise.

SECTION 2. Amendments to the Receivables Purchase Agreement.

The Receivables Purchase Agreement is hereby amended as follows:

(a) Section 7.1(i)(xiv) of the Receivables Purchase Agreement is replaced in its entirety with the following:

(xiv) maintain the effectiveness of, and continue to perform and require Griffin, the Originators and the Approved Sub-Originators to perform under the Receivables Sale Agreement, each Griffin RPA, each Sub-Originator Sale Agreement, the Cash Management Agreement and the Performance Guaranty, such that it does not amend, restate, supplement, cancel, terminate or otherwise modify the Receivables Sale Agreement, each Griffin RPA, each Sub-Originator Sale Agreement, the Cash Management Agreement or the Performance Guaranty, or give any consent, waiver, directive or approval thereunder or waive any default, action, omission or breach thereunder or otherwise grant any indulgence thereunder, without (in each case) the prior written consent of the Agent and the Required Financial Institutions;

(b) Section 7.2 of the Receivables Purchase Agreement is amended by adding thereto the following new clause (h) immediately following existing clause (g) thereof:

(h) Sub-Originator Sale Agreement Termination. The Seller Parties shall not permit any Originator to terminate any Sub-Originator Sale Agreement, nor send (or permit any Originator to send) any written notice to the applicable Approved Sub-Originator in respect thereof, without providing 10 Business Days’ prior written notice thereof to the Agent, except with respect to (i) the occurrence of a termination pursuant to Section 7.2 of the applicable Sub-Originator Sale Agreement and (ii) a termination permitted under Section 1.1(b) hereunder, and any such termination of any Sub-Originator Sale Agreement or provision of notice to any Approved Sub-Originator in respect thereof not in compliance with this clause (h) shall be void ab initio.

(c) Section 10.1 of the Receivables Purchase Agreement is amended by replacing clause (x) thereof in its entirety with the following:

(x) either:

(A) any failure of the Originators to acquire and maintain legal and equitable title to, and ownership of any Receivable originated by an Approved Sub-Originator and the Related Security and Collections with respect thereto from the applicable Approved Sub-Originator, free and clear of any Adverse Claim (other than any Adverse Claim created or permitted hereunder); or any failure of the Originators to give reasonably equivalent value to any Approved Sub-Originator under any Sub-Originator Sale Agreement in consideration of the transfer by such Approved Sub-Originator of any Receivable originated by such Approved Sub-Originator, or any attempt by any Person to void such transfer under statutory provisions or common law or equitable action; or

(B) any failure of Griffin to acquire and maintain legal and equitable title to, and ownership of any Receivable and the Related Security and Collections with respect thereto from the applicable Originator, free and clear of any Adverse Claim (other than any Adverse Claim created or permitted hereunder); or any failure of Griffin to give reasonably equivalent value to any Originator under any Griffin RPA in consideration of the transfer by such Originator of any Receivable, or any attempt by any Person to void such transfer under statutory provisions or common law or equitable action;

(d) The following new defined terms and definitions thereof are added to Exhibit I of the Receivables Purchase Agreement in appropriate alphabetical order:

“Approved Sub-Originator” means each of the following Persons and their successors:

(i) Leader Drugstores, Inc., a Delaware corporation;

(ii) Cardinal Health Pharmacy Services, LLC, a Delaware limited liability company;

(iii) Medicine Shoppe International, Inc., a Delaware corporation;

(iv) Cardinal Health 108, Inc., a Tennessee corporation;

(v) Cardinal Health Systems, Inc, an Ohio corporation; and

(vi) any other Person approved in writing by the Agent and the Required Financial Institutions as an “Approved Sub-Originator” from time to time.

“Sub-Originator Sale Agreement” means each Receivables Sale Agreement between an Approved Sub-Originator and an Originator, dated as of March 1, 2010, as the same may be amended, supplemented or otherwise modified from time to time.

(e) The definition of “Cardinal Entity” set forth in Exhibit I of the Receivables Purchase Agreement is replaced in its entirety with the following:

“Cardinal Entity” means each of Cardinal, Griffin, each Originator and each Approved Sub-Originator.

(f) Effective upon satisfaction of the conditions precedent specified in Section 6 below, the definition of “Eligible Receivable” set forth in Exhibit I of the Receivables Purchase Agreement is amended as follows:

(i) clause (viii) thereof is replaced in its entirety with the following:

(viii) which arises under a Contract in substantially the form of one of the form contracts set forth on Exhibit IX hereto or otherwise approved by the Agent in writing, which, together with such Receivable, is in full force and effect and constitutes the legal, valid and binding obligation of the related Obligor enforceable against such Obligor by the applicable Originator or Approved Sub-Originator and its assignees, subject to no offset, counterclaim or other defense,

(ii) clause (ix) thereof is replaced in its entirety with the following:

(ix) as to which all right, title and interest thereto and therein has been validly transferred (A) in the case of any Receivable originated by an Approved Sub-Originator, by such Approved Sub-Originator directly to an Originator under and in accordance with the applicable Sub-Originator Sale Agreement, (B) by the applicable Originator directly to Griffin under and in accordance with the applicable Griffin RPA and (C) by Griffin directly to Seller under and in accordance with the Receivables Sale Agreement, and as to which Seller has good and marketable title thereto free and clear of any Adverse Claim,

(iii) clause (x) thereof is replaced in its entirety with the following:

(x) which arises under a Contract that contains an obligation to pay a specified sum of money and as to which the applicable Originator or Approved Sub-Originator has performed all obligations due or to become due from it, and no further action is required to be performed by any Person with respect thereto other than payment thereon by the applicable Obligor,

(iv) clause (xiii) thereof is replaced in its entirety with the following:

(xiii) which was generated in the ordinary course of the applicable Originator’s or Approved Sub-Originator’s business,

(v) clause (xiv) thereof is replaced in its entirety with the following:

(xiv) which arises solely from the sale of goods or the provision of services to the related Obligor by the applicable Originator or Approved Sub-Originator, and not by any other Person (in whole or in part),

(vi) clause (xv) thereof is replaced in its entirety with the following:

(xv) which is not subject to any right of rescission, set-off, counterclaim, any other defense (including defenses arising out of violations of usury laws) of the applicable Obligor against the applicable Originator or Approved Sub-Originator and which is not subject to any other Adverse Claim, and the Obligor thereon holds no right as against the applicable Originator or Approved Sub-Originator to cause such Originator or Approved Sub-Originator to repurchase the goods or merchandise the sale of which shall have given rise to such Receivable (except with respect to sale discounts effected pursuant to the Contract, or defective goods returned in accordance with the terms of the Contract or in compliance with the applicable Originator’s or Approved Sub-Originator’s returned goods policy as in effect on the date hereof),

(g) The definition of “Receivable” set forth in Exhibit I of the Receivables Purchase Agreement is replaced in its entirety with the following:

“Receivable” means: (i) for purposes of the Receivables Sale Agreement, (a) all rights to payment owed (without giving effect to the transfers under any

Sub-Originator Sale Agreement or any Griffin RPA) to the applicable Originator or Approved Sub-Originator for goods sold or services performed by such Originator or Approved Sub-Originator or in which such Originator or Approved Sub-Originator has a security or other interest, whether such rights to payment constitute an account, chattel paper, general intangible or otherwise (as each of the foregoing terms is used in Article 9 of the UCC) and includes, without limitation, the obligation to pay any Finance Charges with respect thereto, excluding, however, any Excluded Receivable and (b) all rights of Griffin under each Sub-Originator Sale Agreement and each Griffin RPA and (ii) for purposes of this Agreement, (a) all rights to payment owed (without giving effect to the transfers under any Sub-Originator Sale Agreement, any Griffin RPA or the Receivables Sale Agreement) to the applicable Originator or Approved Sub-Originator for goods sold or services performed by such Originator or Approved Sub-Originator or in which such Originator or Sub-Originator has a security or other interest, whether such rights to payment constitute an account, chattel paper, general intangible or otherwise (as each of the foregoing terms is used in Article 9 of the UCC) and includes without limitation, the obligation to pay any Finance Charges with respect thereto, excluding however, any Excluded Receivable and (b) all rights of Seller under each Sub-Originator Sale Agreement, each Griffin RPA and the Receivables Sale Agreement. Rights to payment arising from any one transaction, including, without limitation, rights to payment represented by an individual invoice shall constitute a Receivable separate from a Receivable consisting of the rights to payment arising from any other transaction.

(h) Clause (vi) of the definition of “Related Security” set forth in Exhibit I of the Receivables Purchase Agreement is amended by inserting the phrase “each Sub-Originator Sale Agreement,” immediately following the phrase “each Griffin RPA,” where such phrase appears therein.

(i) The definition of “Transaction Documents” set forth in Exhibit I of the Receivables Purchase Agreement is amended by inserting the phrase “each Sub-Originator Sale Agreement,” immediately following the phrase “each Griffin RPA,” where such phrase appears therein.

SECTION 3. Consent to Related Amendments.

Each of the parties hereto hereby consents to the execution and delivery of the Related Amendments by the parties thereto.

SECTION 4. Representations and Warranties.

On the date hereof, each Cardinal Entity and the Performance Guarantor hereby represents and warrants (as to itself) to the Purchasers, the Managing Agents, the Agent and, in the case of the representations and warranties made by the Performance Guarantor, the Seller that:

(a) after giving effect to this Amendment and the Related Amendments, no event or condition has occurred and is continuing which constitutes an Amortization Event or Potential Amortization Event or Termination Event (as defined in the Receivables Sale Agreement) or Potential Termination Event (as defined in the Receivables Sale Agreement);

(b) after giving effect to this Amendment and the Related Amendments, the representations and warranties of such Person set forth in the Receivables Purchase Agreement and each other Transaction Document to which such Person is a party are true and correct as of the date hereof, as though made on and as of such date (except to the extent such representations and warranties relate solely to an earlier date and then as of such earlier date); and

(c) this Amendment and the Related Amendments, if any, to which such Person is a party, constitute the valid and binding obligations of such Person, enforceable against such Person in accordance with their terms.

SECTION 5. Conditions to Effectiveness.

This Amendment shall, subject to Section 6 below, become effective as of the date hereof upon satisfaction of all the following conditions precedent:

(a) receipt by the Agent of (i) counterparts of this Amendment, duly executed by each of the parties hereto and (ii) counterparts of the Related Amendments in form and substance acceptable to the Agent, duly executed by each of the parties thereto;

(b) receipt by the Agent of executed copies of each Sub-Originator Sale Agreement;

(c) receipt by the Agent of the following with respect to each Approved Sub-Originator and each Originator:

(i) a copy of the Resolutions of the Board of Directors of such Person certified by its Assistant Secretary authorizing such Person’s execution, delivery and performance of the applicable Sub-Originator Sale Agreement and the other documents to be delivered by it hereunder;

(ii) the Articles of Organization or Certificate of Incorporation of each Approved Sub-Originator certified by the Secretary of State of its jurisdiction of organization or incorporation on or within thirty (30) days prior to the date hereof;

(iii) Good Standing Certificate for each Approved Sub-Originator issued on or within thirty (30) days prior to the date hereof by the Secretary of State of its state of organization or incorporation and of each jurisdiction where its chief executive office or principal place of business is located; and

(iv) a certificate of the Assistant Secretary of such Person certifying (i) the names of the officers authorized on its behalf to execute the applicable Sub-Originator Sale Agreement and any other documents to be delivered by it thereunder, (ii) the specimen signature of Jorge M. Gomez and (iii) a copy of such Person’s By-Laws or Operating Agreement;

(d) receipt by the Agent of time stamped receipt copies (or, in the case of filings to be made in the State of Ohio, confirmation by the Cardinal Entities or their counsel that such filings have been made) of proper financing statements and/or financing statement amendments naming Griffin, each Originator and each Approved Sub-Originator as debtor and Agent as secured party, duly filed under the UCC on or before the date hereof in all jurisdictions as may be necessary or, in the opinion of the Agent, desirable, under the UCC of all appropriate jurisdictions or any comparable law in order to perfect the ownership interests contemplated by the Sub-Originator Sale Agreements and the other Transaction Documents; and

(e) receipt by each Conduit (or its Managing Agent on its behalf), to the extent required under the documents governing such Conduit’s Commercial Paper program, of confirmations from each applicable Rating Agency that this Amendment and the transactions contemplated hereby will not cause such Rating Agency to reduce or withdraw its rating (if any) on such Conduit’s Commercial Paper.

SECTION 6. Post-Closing Conditions to Effectiveness.

The amendments to the definition of “Eligible Receivable” set forth in Section 2(f) above Amendment shall become effective upon satisfaction of all the following conditions precedent:

(a) this Amendment shall have become effective pursuant to Section 5 above;

(b) receipt by the Agent of favorable opinions of legal counsel for the Cardinal Entities in form and substance reasonably acceptable to the Agent addressing general corporate, enforceability, security interest, non-consolidation and true-sale matters relevant to the transactions contemplated by the Transaction Documents as amended by this Amendment and the Related Amendments; and

(c) receipt by the Agent of UCC lien search results against each Approved Sub-Originator in the applicable UCC filing office of such Approved Sub-Originator’s state of organization or incorporation showing that no effective financing statements (other than those contemplated by the Transaction Documents, as amended hereby) are on file with such filing office naming such Approved Sub-Originator as debtor or seller and covering the Receivables, Related Security or Collections (or any portion of the foregoing).

Each of the Cardinal Entities, jointly and severally, covenants and agrees to cause the conditions precedent specified in clauses (b) and (c) above to have been satisfied by not later than April 26, 2010.

SECTION 7. Expenses.

The Cardinal Entities, jointly and severally, agree to pay (or cause to be paid), all reasonable costs and expenses (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel) incurred by the Agent, Conduits, Managing Agents and Financial Institutions in connection with this Amendment, the Related Amendments, the transactions contemplated hereby and the Subject Events.

SECTION 8. Counterparts; Delivery.

This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 9. Effect of Amendment; Ratification.

Except as specifically amended hereby and, where applicable, by the Related Amendments, the Receivables Purchase Agreement and the other Transaction Documents are hereby ratified and confirmed in all respects, and all of its provisions shall remain in full force and effect. After this Amendment becomes effective, all references in the Transaction Documents to the Receivables Purchase Agreement, the Receivables Sale Agreement, the Griffin RPAs and the Performance Guaranty shall be deemed to be references to such agreements as amended and/or waived hereby and, where applicable, by the Related Amendments. This Amendment shall not be deemed to expressly or impliedly waive, amend, or supplement any provision of any Transaction Document other than as specifically set forth herein.

SECTION 10. GOVERNING LAW.

THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

SECTION 11. Section Headings.

The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Receivables Purchase Agreement or any provision hereof or thereof.

[Signatures pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

CARDINAL HEALTH FUNDING, LLC

By:	/s/ Lloyd Fort
Name:	Lloyd Fort
Title:	President

GRIFFIN CAPITAL, LLC,

By:	/s/ Lloyd Fort
Name:	Lloyd Fort
Title:	President

CARDINAL HEALTH 110, INC.

By:	/s/ Jorge M. Gomez
Name:	Jorge M. Gomez
Title:	Senior Vice President & Treasurer

CARDINAL HEALTH 411, INC.

By:	/s/ Jorge M. Gomez
Name:	Jorge M. Gomez
Title:	Senior Vice President & Treasurer

CARDINAL HEALTH, INC.

By:	/s/ Jorge M. Gomez
Name:	Jorge M. Gomez
Title:	Senior Vice President & Treasurer

S-1	Fourth Amendment to Third Amended and
Restated Receivables Purchase Agreement
and Waiver

RANGER FUNDING COMPANY LLC,
as a Conduit

By:	/s/ Doris J. Hearn
Name:	Doris J. Hearn
Title:	Vice President

BANK OF AMERICA, N.A., as Related Financial Institution for Ranger

By:	/s/ Nina Austin
Name:	Nina Austin
Title:	Vice President

BANK OF AMERICA, N.A., as Managing Agent for Ranger’s Purchaser Group

By:	/s/ Nina Austin
Name:	Nina Austin
Title:	Vice President

S-2	Fourth Amendment to Third Amended and
Restated Receivables Purchase Agreement
and Waiver

WINDMILL FUNDING CORPORATION,
as a Conduit

By:	/s/ Jill A. Russo
Name:	Jill A. Russo
Title:	Vice President

THE ROYAL BANK OF SCOTLAND PLC, as Related Financial Institution for Windmill

By: RBS Securities Inc., as agent

By:	/s/ David Viney
Name:	David Viney
Title:	Managing Director

THE ROYAL BANK OF SCOTLAND PLC, as Managing Agent for Windmill’s Purchaser Group

By: RBS Securities Inc., as agent

By:	/s/ David Viney
Name:	David Viney
Title:	Managing Director

S-3	Fourth Amendment to Third Amended and
Restated Receivables Purchase Agreement
and Waiver

ATLANTIC ASSET SECURITIZATION LLC,
as a Conduit

By:	/s/ Kostantina Kourmpetis
Name:	Kostantina Kourmpetis
Title:	Managing Director

By:	/s/ Sam Pilcer
Name:	Sam Pilcer
Title:	Managing Director

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK NEW YORK BRANCH, as Related Financial Institution for Atlantic

By:	/s/ Kostantina Kourmpetis
Name:	Kostantina Kourmpetis
Title:	Managing Director

By:	/s/ Sam Pilcer
Name:	Sam Pilcer
Title:	Managing Director

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK NEW YORK BRANCH, as Managing Agent for Atlantic’s Purchaser Group

By:	/s/ Kostantina Kourmpetis
Name:	Kostantina Kourmpetis
Title:	Managing Director

By:	/s/ Sam Pilcer
Name:	Sam Pilcer
Title:	Managing Director

S-4	Fourth Amendment to Third Amended and
Restated Receivables Purchase Agreement
and Waiver

VICTORY RECEIVABLES CORPORATION,
as a Conduit

By:	/s/ Frank B. Bilotta
Name:	Frank B. Bilotta
Title:	President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as Related Financial Institution for Victory

By:	/s/ Victor Pierzchalski
Name:	Victor Pierzchalski
Title:	Authorized Signatory

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as Managing Agent for Victory’s Purchaser Group

By:	/s/ Ichinari Matsui
Name:	Ichinari Matsui
Title:	SVP & Group Head

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as Agent

By:	/s/ Ichinari Matsui
Name:	Ichinari Matsui
Title:	SVP & Group Head

S-5	Fourth Amendment to Third Amended and
Restated Receivables Purchase Agreement
and Waiver